UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2005

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

On August 8, 2005, the Compensation Committee of the Board of Directors of 3M Company (the “Company”) approved (and the independent directors of such Board ratified, as necessary) a compensation plan (the “Plan”) for Robert S. Morrison relating to his service as interim Chief Executive Officer (“CEO”) of the Company (the “Service”).   As previously reported, Mr. Morrison, a Company director since 2002, has served as the Company’s interim Chairman and CEO since June 30, 2005.  The following is a description of the Plan provided pursuant to the compensatory plan disclosure requirements of Item 601 of Regulation S-K.  This description is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Pursuant to the Plan, Mr. Morrison will receive an annual base salary of $1,200,000 and annual profit sharing initially designed to pay $1,440,000 per year, depending on the Company’s performance, both to be prorated based on the length of his Service.  Under the Plan, the Compensation Committee also intends to grant Mr. Morrison nonqualified stock options to purchase shares of the Company’s common stock having an annual value of $3,500,000, subject to the terms of our 2005 Management Stock Ownership Program (the “MSOP”) previously filed as part of our Proxy Statement for the 2005 annual meeting of stockholders.  The number of options is determined by the Black-Scholes value on the date of each grant, with the exercise price being equal to the fair market value of a share of our common stock on that same date. These options will be granted on a quarterly basis during his Service, are exercisable for a ten-year term and vest in annual installments over a three-year period.  The initial quarterly grant was effective August 8, 2005, with options to purchase 48,396 shares of our common stock at an exercise price of $72.65 per share.  The Plan includes Mr. Morrison’s waiver of participation in the Company’s pension plans, together with the Compensation Committee’s interpretation of the MSOP to recognize that his resignation from the Service upon the appointment of a new chief executive officer shall be deemed to be a “Retirement” for the purpose of the MSOP to preserve the ten-year option term.

In addition, under the Plan, Mr. Morrison is entitled to the reimbursement of reasonable temporary housing expenses and the use of Company aircraft and Company-furnished automobile with a driver. The Company has agreed to provide Mr. Morrison a tax gross-up payment to cover the income taxes payable on any imputed income resulting from such reimbursement or use.  Payment of the annual retainer for Mr. Morrison’s services as a nonemployee director on the Company’s Board of Directors has been suspended while he serves as the Company’s CEO.

Item 9.01 Financial Statements and Exhibits

(c)           Exhibits:

Exhibit Number	Description of Exhibits

10.1	Description of a compensation plan for Robert S. Morrison

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

	By:	/s/ Gregg M. Larson
Gregg M. Larson,
Secretary

Dated: August 12, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits

10.1	Description of a compensation plan for Robert S. Morrison